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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------
                                    Form 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                      ------------------------------------
                     NOVEMBER 18, 1998 (NOVEMBER 17, 1998)
                Date of Report (Date of earliest event reported)

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                             PHILIP SERVICES CORP.
             (Exact name of Registrant as specified in its charter)

          ONTARIO                         0-20854                      NOT APPLICABLE
      (State or other             (Commission File Number)      (IRS Employer Identification
       jurisdiction)                                                        No.)
     of incorporation)

                             100 KING STREET WEST,
                              P.O. BOX 2440, LCD1,
                           HAMILTON, ONTARIO, CANADA
                                    L8N 4J6
          (Address of principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (905) 521-1600

                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     On November 17, 1998, Philip Services Corp. (the "Company") responded to a
Schedule 13D filed by Carl Icahn of High River Limited Partnership. A copy of the Company's press release dated November 17, 1998 is set forth in Exhibit 99.1 to this report.

EXHIBIT NUMBER                            DESCRIPTION
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      99.1                   Press release dated November 17, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                          PHILIP SERVICES CORP.

                                                   /s/  COLIN H. SOULE
                                          By:
                                          --------------------------------------

                                            Executive Vice President
                                            and General Counsel

Dated: November 18, 1998

                                 EXHIBIT INDEX

EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------
      99.1                   Press release dated November 17, 1998